                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[X] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                    American Industrial Properties REIT
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


                    American Industrial Properties REIT
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    (4) Proposed maximum aggregate value of transaction:
- --------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:




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          [LETTERHEAD OF AMERICAN INDUSTRIAL PROPERTIES APPEARS HERE]

                        AMERICAN INDUSTRIAL PROPERTIES
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                                    R E I T
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                                                               November 15, 1994


                             AN IMPORTANT REMINDER

Dear Fellow Shareholder:

     Proxy materials for the Annual Meeting of Shareholders of American Industrial Properties REIT, scheduled to be held on November 21, 1994, have recently been sent to you.

     According to our records, your proxy for this meeting has not yet been received. Regardless of the number of shares you own, it is important that they be represented and voted at the meeting.

     Since the time remaining is extremely short, we encourage you to sign, date and mail your enclosed WHITE PROXY CARD immediately. We urge you not to sign any blue proxy cards you receive from Paul Koether, American Holdings or their associates.

          . If your shares are held in "street name," only your broker or banker can vote your shares and only upon receipt of your specific instructions. Please return the WHITE PROXY CARD in the envelope provided or contact the person responsible for your account and instruct that individual to vote a WHITE PROXY CARD on your behalf today.

          . If you have executed American Holdings' blue proxy card, you have every right to change your vote by signing, dating and returning the enclosed WHITE PROXY CARD. Any proxy may be revoked by a later-dated proxy. ONLY YOUR LATEST-DATED PROXY WILL COUNT AT THE ANNUAL MEETING OF SHAREHOLDERS.

          . If you have any questions or need assistance in voting your shares, please feel free to contact me, Charles Wolcott, at our toll-free number, 1-800-550-6053, or contact D.F. King & Co., Inc. at 1-800-669-5550.

     Thank you for your continued support and cooperation.

On behalf of your Trust Managers,

/s/ C W Wolcott

Charles W. Wolcott
President
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                      AMERICAN INDUSTRIAL PROPERTIES REIT

  THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST MANAGERS OF THE TRUST FOR THE
                  ANNUAL MEETING TO BE HELD NOVEMBER 21, 1994

P   The undersigned hereby appoints William H. Bricker and Charles W. Wolcott,
R   or either of them, as Proxies, each with the power to appoint his
O   substitute, and hereby authorizes either of them to represent and to vote
X   all of the undersigned's Shares of Beneficial Interest in the Trust held of
Y record on September 29, 1994, at the Annual Meeting of Shareholders to be held on November 21, 1994 or at any postponements or adjournments thereof, on the proposals as directed.

    Proposal 1. Election of Trust          Nominees: William H. Bricker
                Managers.                            Raymond A. Hay
                                                     Charles W. Wolcott

    Proposal 2. Ratification of the
                selection of Ernst &
                Young as independent
                auditors.

    Proposal 3. In their discretion, on
                such other matters as may
                properly come before the
                Annual Meeting or any
                postponements or
                adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DESCRIBED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIRST AND SECOND PROPOSALS AND AT THE DIRECTION OF THE PROXIES WITH RESPECT TO THE THIRD PROPOSAL. PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE.

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[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

     SHARES IN YOUR NAME   REINVESTMENT SHARES


                                                      FOR     WITHHELD
1. Election of Trust Managers                         / /       / /
   (see reverse).

                                                     FOR  AGAINST  ABSTAIN
2. Ratification of appointment of                    / /    / /      / /
   Ernst & Young as independent auditors

                                                     FOR  AGAINST  ABSTAIN
3. In their discretion, on such other                / /    / /      / /
   matters as may properly come before the
   Annual Meeting or any postponements or
   adjournments thereof.

For, except vote withheld from the following nominee(s):

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THE TRUST MANAGERS RECOMMEND A VOTE FOR ITEMS 1 AND 2.

SIGNATURE(S) ________________________ DATE ____________________________________

SIGNATURE(S) ________________________ DATE ____________________________________

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH
      SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
      IF THE SIGNOR IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER.